United States

Securities And Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2019

NorthWest Indiana Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-26128	35-1927981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue, Munster, Indiana		46321
(Address of Principal Executive Offices)		(Zip Code)

(219) 836-4400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 25, 2019, NorthWest Indiana Bancorp (the “Bancorp”), held its Annual Meeting of Shareholders pursuant to due notice. Only holders of the Bancorp’s common stock at the close of business on February 22, 2019 were entitled to vote at the Annual Meeting. Holders of a total of 2,860,668 shares were present in person or by proxy at the meeting, constituting a quorum.

The Bancorp’s shareholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Bancorp’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 11, 2019. The final results of the votes regarding each proposal are set forth below.

Proposal 1: The Bancorp’s shareholders elected three directors to the following terms. The votes regarding this proposal were as follows:

Director	Expiration of Term	Votes For	Votes Withheld	Broker Non-Votes

Edward J. Furticella	2022	2,231,568	3,926	625,174
Joel Gorelick	2022	2,232,412	3,082	625,174
Amy W. Han, Ph.D.	2022	2,199,198	36,296	625,174

Proposal 2: The proposition described below, having received a vote, in person or by proxy, of more favorable votes than votes cast against the proposition, was declared to be duly adopted by the shareholders of the Bancorp.

	For	Against	Abstain

Approval and ratification of the appointment of Plante & Moran, PLLC as auditors for NorthWest Indiana Bancorp for the year ended December 31, 2019	2,852,587	449	7,632

Proposal 3: The proposition described below, having received an advisory vote, in person or by proxy, of more favorable votes than votes cast against the proposition, was declared to have been adopted:

	For	Against	Abstain	Broker Non-Votes

Approval, on a non-binding advisory basis, of the executive compensation paid to the named executive officers of the Bancorp as disclosed in the proxy statement for the Annual Meeting	2,100,763	112,750	21,981	625,174

Proposal 4: The Bancorp’s shareholders voted, on a non-binding advisory basis, indicating their preference on the frequency of the shareholder vote on the executive compensation of the Bancorp’s named executive officers, as follows:

Votes
One year	1,371,815
Two years	15,835
Three years	824,762
Abstain	23,082
Broker Non-Votes	625,174

At the Annual Meeting, shareholders cast over 62% of votes in favor of holding future “say-on-pay” votes on an annual basis. The Bancorp’s Board of Directors had recommended a vote for annual frequency of say-on-pay votes. In light of this result and other factors it considered, the Board has determined that the Bancorp will hold future say-on-pay votes on an annual basis until the next advisory vote on the frequency of say-on-pay votes occurs. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Bancorp’s 2025 Annual Meeting of Shareholders.

No other matters were considered or voted upon at the Annual Meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 25, 2019	NorthWest Indiana Bancorp

	By:	/s/ Benjamin J. Bochnowski
Benjamin J. Bochnowski
President and Chief Executive Officer

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